Rule 497(e)


                       FIRST TRUST EXCHANGE-TRADED FUND II

             FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
                                  (the "Fund")

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 30, 2009

                              DATED MARCH 19, 2009


         Notwithstanding anything to the contrary on pages 10 and 11 of the prospectus, components of the Index will now be reviewed quarterly, each March, June, September and December, rather than only annually each December. A company added to the Index during the March, June and September reviews will be included in the Index at the weight of the departing company. The Index will be rebalanced annually, each December.

              PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE